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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02773

The Gateway Trust
(Exact name of registrant as specified in charter)

Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Address of principal executive offices)     (Zip code)

Geoffrey Keenan
The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209
(Name and address of agent for service)

Registrant’s telephone number, including area code: (513) 719-1100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

GATEWAY
FUND

SEMI-ANNUAL REPORT
JUNE 30, 2007
(Unaudited)

THE GATEWAY TRUST P.O. BOX 5211 CINCINNATI, OH 45201-5211 800.354.6339

GATEWAY FUND
TOTAL RETURNS – JUNE 30, 2007 (UNAUDITED)

	Average Annual Total Return
	One Year	Three Years	Five Years	Ten Years	Since Inception on 12/7/77	6/30/07 Price Per Share

GATEWAY FUND	11.76%	8.21%	7.83%	6.75%	9.12%	$28.29

S&P 500 Index	20.59%	11.67%	10.70%	7.13%

Lehman Brothers U. S. Intermediate Government/Credit Bond Index	5.76%	3.41%	4.14%	5.66%

	Cumulative Total Return
	One Year	Three Years	Five Years	Ten Years	Since Inception on 12/7/77

GATEWAY FUND	11.76%	26.71%	45.78%	92.21%	1,218.86%

S&P 500 Index	20.59%	39.25%	66.27%	99.03%

Lehman Brothers U. S. Intermediate Government/Credit Bond Index	5.76%	10.60%	22.49%	73.39%

Data sources throughout this report: Gateway Investment Advisers, L.P. and Thomson Financial Inc.

Performance data throughout this report represents past performance and is no guarantee of future results. The total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

GATEWAY FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

The Gateway Fund has endeavored to deliver the rewards of effective risk management to its investors for nearly thirty years. That remains its highest priority. The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. In the following pages we review the Fund’s risk management strategy, provide a 2007 year-to-date market overview, discuss the Fund’s performance for the six months ended June 30, 2007, and offer our perspective for the remainder of the year.

STRATEGY REVIEW

The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund employs a strategy comprised of three integrated components: sale of cash-settled index call options; purchase of index put options; and ownership of a broadly diversified common stock portfolio designed to support its index option-based risk management strategy.

By selling index call options, the Fund receives cash flow from option premiums in exchange for the uncertain future appreciation of its equity portfolio. The degree of uncertainty in the equity markets determines the magnitude of the cash flow available to the Fund. In highly volatile markets, uncertainty is magnified and cash flow available from index call options rises. Conversely, when markets exhibit reduced volatility, this cash flow decreases. The Fund seeks to optimize the cash flow earned from the sale of index call options, which is an important source of the Fund’s total return.

As the cash flow from the sale of index call options varies over time and is somewhat limited in its ability to reduce downside exposure, the Fund also buys index put options that can help protect against a significant market decline over a short period of time. The value of an index put option generally rises as the underlying stock prices decline. The Fund seeks the most cost-effective protection available from index put options, which serve as a key component in reducing the overall volatility of the Fund.

The final component of the Fund’s strategy is the continuous ownership of a diversified common stock portfolio generally representative of the broad U. S. equity market. The common stock portfolio is constructed to provide support for the index option-based risk management strategy by minimizing the difference between the performance of the stock portfolio and that of the equity index underlying the Fund’s option positions while also considering other factors, such as predicted dividend yield of the portfolio.

ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2007
Common Stocks	97.1%
Put Options	0.4%
Repurchase Agreements	4.6%
Call Options Written	(2.3)%
Other Assets and Liabilities, Net	0.2%
100.0%

The interaction of the three components of the Fund’s strategy is designed to provide fairly consistent returns over a wide range of market conditions. Accordingly, the total return of the Fund over a given time period is a combination of the change in market value and the dividend yield associated with the common stock portfolio, the cash flow earned from selling index call options, the cost of purchasing index put options and the operating expenses of the Fund.

GATEWAY FUND
LETTER TO SHAREHOLDERS

2007 YEAR-TO-DATE MARKET OVERVIEW

In the first half of 2007, improving global economic conditions, with particular strength in Europe and Asia, continued to foster overall growth in the United States and around the world. Favorable corporate earnings and a plethora of high-profile mergers and acquisitions propelled broad market indexes to all-time highs. U. S. consumers, despite record high oil prices and a deepening slowdown in the housing markets, did their part to keep the economy growing, albeit at a slower pace. Ongoing economic growth and inflationary fears associated with the rising oil prices, however, inhibited bond investors. Throughout the six months ended June 30, 2007, the Federal Reserve Board maintained the federal funds rate at 5.25% as, on balance, market conditions remained within monetary policy tolerances.

The S&P 500 Index, after a lackluster first quarter, surged ahead in the second quarter on strong corporate earnings and the injection of fresh investment capital, much of it through private equity. Equity investors shrugged off political and military setbacks in the Middle East and focused instead on peace and prosperity at home. Despite the turbulence produced by losses in the Asian markets in February and the sub-prime mortgage market in June, the S&P 500 Index returned 6.96% for the six months ended June 30, 2007. Bond investors continued to be driven by short-term interest rate expectations and, as the first half of 2007 progressed, their hope for a reduction in interest rates turned to fear of a potential near-term increase. As they mostly have since the bond market peaked in late 2002, bonds experienced below-average returns with the Lehman Brothers U. S. Intermediate Government/Credit Bond Index advancing just 1.45% during the first half of 2007.

The market sell-offs in February and June appeared to remind investors of the risk factors associated with equities. The CBOE Volatility Index (the “VIX”), a key gauge of option pricing and headline measure of equity market volatility, reflected this reassessment of risk. After the unsettling plunge in Asian markets and the associated 3.47% decline in the S&P 500 Index on February 27, 2007, the VIX clearly shifted to a higher range than that seen in recent years, yet it still remained below historical averages. During the six months ended June 30, 2007, the VIX reached a high in early March and ended the period up over 40%. Since market volatility largely determines option prices, net cash flow available from index option premiums was enhanced as the year progressed.

PORTFOLIO SECTOR WEIGHTING
% OF COMMON STOCKS
AS OF JUNE 30, 2007

GATEWAY FUND
LETTER TO SHAREHOLDERS

2007 YEAR-TO-DATE PERFORMANCE COMMENTARY

The following discussion of the Fund’s comparative performance to the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index focuses on the results of the Fund’s index option-based risk management strategy since its diversified common stock portfolio is designed to support this strategy. For the six months ended June 30, 2007, the Fund provided investors with a total return of 5.68%, as compared to the 6.96% return for the unhedged S&P 500 Index and the 1.45% return for the Lehman Brothers U. S. Intermediate Government/Credit Bond Index. The Fund, while remaining continuously hedged with index call and put options, benefited from a modest improvement in cash flow available from option premiums and an overall rising equity market.

After a positive start to 2007, global financial markets were rattled on February 27, 2007, by a rapid and unexpected plunge in the Shanghai, China stock market. This plunge, coupled with a fear of global liquidity tightening, unnerved stock investors and drove the year-to-date return of the S&P 500 Index through the end of February into negative territory. The remainder of the quarter saw only a partial reversal of the February sell-off as equity investors rebalanced and reassessed risk in the financial marketplace. For the three months ended March 31, 2007, the S&P 500 Index achieved a modest return of 0.64%. Bonds earned most of their quarterly return in February as the rapidly deteriorating stock market led hopeful bond investors and fearful equity investors to push bond prices higher. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index ended the quarter up 1.59%. True to its risk management strategy, the Fund’s cash flow from hedging activity helped preserve early first quarter gains when the equity markets declined significantly in late February. Higher option premiums, resulting from increased market volatility, largely propelled the Fund to a first quarter 2007 gain of 2.44%, outperforming both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index.

GROWTH OF A $10,000 INVESTMENT
July 1, 1997 – June 30, 2007

Past performance does not guarantee future results. The average total return figures assume the reinvestment of distributions, but do not reflect the deduction of taxes paid on distributions or on the redemption of your shares.

GATEWAY FUND
LETTER TO SHAREHOLDERS

The second quarter of 2007 was initially marked by a steady increase in the broad equity markets as favorable trends in corporate profits, employment data and consumer spending overcame the dampening effects of high gasoline prices and a weak housing sector. The S&P 500 Index reached what was then an all-time high of 1539.18 on June 4, 2007. Shortly thereafter, equity markets were roiled by fears of spreading weakness induced by losses in the sub-prime mortgage market. However, despite its June sell-off, the S&P 500 Index turned in a stellar quarterly return of 6.28%. The bond market was less fortunate. Already inhibited by fears of increased inflationary pressures, bond investors dramatically felt the impact of the woes in the mortgage markets. As consumer interest rates rose and bond prices fell, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index posted a 0.14% loss for the quarter. Fund investors, on the other hand, hardly noticed the market turmoil as the Fund achieved positive returns in each of the three months during the second quarter. Benefiting from a modest improvement in available option premiums resulting from a corresponding increase in volatility, the Fund earned a total return of 3.16% for the quarter.
COMMON STOCK PORTFOLIO COMPOSITION AS OF JUNE 30, 2007

	GATEWAY FUND		S&P 500 INDEX
Total Holdings	323		500
Total S&P Holdings	193		500
Total Non-S&P Holdings	130		—
Dividend Yield(2)	2.57	%(1)	1.82%
Average Market Cap, $B(2)	36.91		27.75
Weighted Average Price/Earnings Ratio(2)	18.13		18.58
Weighted Average Price/Book Ratio(2)	3.81		3.78

(1)	This percentage represents the dividend yield of the equity securities in the Gateway Fund, not the dividend yield of the Fund itself.
(2)	Calculations obtained from Bloomberg, L.P.

The moderate rise in volatility and the resilience of the equity markets during the first half of 2007 were good news for Fund investors. The increase in volatility contributed to improved cash flow from call option premiums. The general upward trend in equities has allowed this cash flow to accrue to the Fund’s positive performance. The Fund’s focus on earning its return via cash flow also allowed it to maintain its momentum despite the equity market pullbacks in February and June. Throughout the first six months of 2007, the Fund performed true to its investment objective and provided shareholders with impressive risk-adjusted performance, thereby reinforcing the value of a hedged equity portfolio.

SECOND HALF 2007 PERSPECTIVE

As we move into the second half of 2007, the investment climate continues to reflect the major uncertainties of the first half. Corporate earnings and domestic labor markets continue as economic strengths. However, geopolitical risk persists with attendant potential for further increases in oil prices. Inflation remains within limits, but threats linger, which makes any loosening of monetary policy uncertain. In addition, the end and depth of the housing decline remains unclear. One of the lessons learned from the first half of the year appears to be that global financial markets are more interconnected than ever and that isolated incidents in obscure markets can have wide ranging effects around the world. As a result, there seems to be an ongoing reassessment by global investors as to whether financial risk is properly priced across equity and credit markets or whether this risk has been priced too cheaply over the past several years.

GATEWAY FUND
LETTER TO SHAREHOLDERS

One result of this ongoing reassessment of risk has been a higher level of broad market volatility as seen in the VIX. This elevated volatility translates into higher option premiums resulting in more generous cash flow available from the Fund’s call option activity. Meanwhile, the Fund’s vigilant adherence to its investment objective continues to serve investors by helping to mitigate sharp downside surprises. As the second half of 2007 unfolds, shareholders can rest assured that the Fund’s long-term investment strategy of selling index call options and hedging with index put options will remain in place to address the risks and opportunities of today’s capital markets.

PENDING ADVISER ACQUISITION AND FUND REORGANIZATION

As previously reported, Gateway Investment Advisers, L.P., the investment adviser for the Fund, has agreed to be acquired by Natixis Global Asset Management, L.P. (formerly known as IXIS Asset Management US Group, L.P.), a global financial service organization headquartered in Paris and Boston. One of the strengths of the acquisition is that the Fund’s strategy and management will not change. The transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late November 2007.

We invite you to visit our website at www.gatewayfund.com for regular updates on the Fund’s investment results, portfolio statistics and quarterly distributions.

As always, we appreciate your support and continued confidence.

Walter G. Sall	Patrick Rogers, CFA	Paul R. Stewart, CFA
Chairman	Co-Portfolio Manager	Co-Portfolio Manager

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES	COMMON STOCKS – 97.1%	VALUE (000’s)
	CONSUMER DISCRETIONARY – 9.1%
115,100	Abercrombie & Fitch Co. - Class A	$8,400
135,880	Amazon.com, Inc. *	9,296
233,270	American Axle & Manufacturing Holdings, Inc.	6,909
232,150	American Eagle Outfitters, Inc.	5,957
188,175	Best Buy Co., Inc.	8,782
37,950	Black & Decker Corporation	3,351
35,000	Brunswick Corporation	1,142
196,425	Chico’s FAS, Inc. *	4,781
106,746	Citadel Broadcasting Company	689
262,890	Cooper Tire & Rubber Company	7,261
150,000	Dow Jones & Company, Inc.	8,617
123,200	Eastman Kodak Company	3,429
39,100	Entercom Communications Corp. - Class A	973
63,000	Ethan Allen Interiors Inc.	2,158
1,059,481	Ford Motor Company *	9,980
203,600	Furniture Brands International, Inc.	2,891
174,250	Gap, Inc.	3,328
173,250	General Motors Corporation	6,549
105,750	Genuine Parts Company	5,245
7,459	Getty Images, Inc. *	357
56,000	Harrah’s Entertainment, Inc.	4,775
889,284	Home Depot, Inc.	34,993
49,843	Idearc Inc.	1,761
95,300	International Game Technology	3,783
26,300	J. C. Penney Company, Inc.	1,904
2,550	KB HOME	100
8,800	Lear Corporation *	313
175,000	Leggett & Platt, Incorporated	3,859
16,100	Liberty Media Corp. - Class A *	1,895
262,850	Limited Brands	7,215
315,700	Lowe’s Companies, Inc.	9,689
138,860	Macy’s Inc.	5,524
233,000	Mattel, Inc.	5,893
393,100	McDonald’s Corporation	19,954
77,500	New York Times Company - Class A	1,968
379,900	Newell Rubbermaid Inc.	11,180
189,100	Nordstrom, Inc.	9,667
57,500	OfficeMax Inc.	2,260
77,400	Omnicom Group Inc.	4,096
385,160	Pier 1 Imports, Inc. *	3,270
53,500	Polaris Industries Inc.	2,898
71,700	R. H. Donnelley Corp. *	5,433
106,500	RadioShack Corporation	3,529

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	CONSUMER DISCRETIONARY (CONTINUED)
43,900	RCN Corporation *	$825
641,705	Regal Entertainment Group - Class A	14,073
19,909	Sears Holding Corporation *	3,375
469,950	ServiceMaster Company	7,265
565,860	Sirius Satellite Radio Inc. *	1,709
62,900	Snap-on Incorporated	3,177
126,300	Stanley Works	7,666
138,900	Staples, Inc.	3,296
68,848	Starwood Hotels & Resorts Worldwide, Inc.	4,618
211,190	Talbots, Inc.	5,286
55,400	Tiffany & Co.	2,940
80,033	Tim Hortons, Inc.	2,461
355,050	Time Warner Inc.	7,470
88,350	TJX Companies, Inc.	2,430
37,500	TravelCenters of America LLC *	1,517
217,970	Tuesday Morning Corporation	2,694
441,750	Tupperware Corporation	12,696
77,200	Urban Outfitters, Inc. *	1,855
133,700	Walt Disney Company	4,565
43,000	Wendy’s International, Inc.	1,580
178,980	Westwood One, Inc.	1,287
97,574	Whirlpool Corporation	10,850
3,980	Wyndham Worldwide Corporation *	144
668,006	XM Satellite Radio Holdings Inc. - Class A *	7,862
		357,695
	CONSUMER STAPLES – 7.3%
744,300	Altria Group, Inc.	52,205
97,350	Avon Products, Inc.	3,578
586,650	Coca-Cola Company	30,688
179,650	Colgate-Palmolive Company	11,650
156,250	ConAgra Foods, Inc.	4,197
306,452	CVS/Caremark Corporation	11,170
139,100	Kimberly-Clark Corporation	9,304
822,073	Kraft Foods Inc. - Class A	28,978
115,850	Loews Corporation - Carolina Group	8,952
31,600	Longs Drug Stores Corporation	1,660
219,980	PepsiCo, Inc.	14,266
829,251	Procter & Gamble Company	50,742
129,256	Reynolds American Inc.	8,427
541,450	Sara Lee Corporation	9,421
78,990	Supervalu, Inc.	3,659
239,712	Vector Group Ltd.	5,401
675,650	Wal-Mart Stores, Inc.	32,505

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	CONSUMER STAPLES (CONTINUED)
64,600	Whole Foods Market, Inc.	$2,474
		289,277
	ENERGY – 10.2%
50,200	Baker Hughes Incorporated	4,223
257,545	BJ Services Company	7,325
97,900	BP PLC - ADR	7,062
64,000	CARBO Ceramics Inc.	2,804
84,000	Chesapeake Energy Corporation	2,906
707,264	Chevron Corporation	59,580
44,200	CNOOC Limited - ADR	5,025
358,262	ConocoPhillips	28,124
66,700	CONSOL Energy Inc.	3,076
40,131	Crosstex Energy, Inc.	1,153
114,100	Diamond Offshore Drilling, Inc.	11,588
148,800	Eni SPA - ADR	10,766
72,450	ENSCO International Incorporated	4,420
1,737,932	Exxon Mobil Corporation	145,778
389,700	Halliburton Company	13,445
116,389	Norsk Hydro ASA - ADR	4,454
315,970	Occidental Petroleum Corporation	18,288
104,949	Patterson-UTI Energy, Inc.	2,751
40,000	Peabody Energy Corporation	1,935
156,900	Royal Dutch Shell PLC - Class A - ADR	12,740
335,600	Schlumberger Limited	28,506
135,100	Smith International, Inc.	7,922
5,500	Spectra Energy Corporation	143
208,150	Tidewater Inc.	14,754
45,383	USEC Inc. *	997
2,480	YPF SA - ADR	112
		399,877
	FINANCIALS – 21.1%
68,450	A. G. Edwards, Inc.	5,787
106,400	Aegon NV - ADR	2,091
178,900	Allstate Corporation	11,004
118,300	American Express Company	7,238
252,177	American Home Mortgage Investment Corp.	4,635
565,186	American International Group, Inc.	39,580
73,100	Aon Corporation	3,115
271,550	Arthur J. Gallagher & Co.	7,571
157,000	Axa - ADR	6,757
1,612,441	Bank of America Corporation	78,832
39,900	Barclays PLC - ADR	2,226
155,020	Brandywine Realty Trust	4,431

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	FINANCIALS (CONTINUED)
6,347	Capital One Financial Corporation	$498
151,300	CapitalSource Inc.	3,720
88,650	Capitol Federal Financial	3,273
269,475	Charles Schwab Corporation	5,530
1,726,675	Citigroup Inc.	88,561
40,800	CME Group Inc.	21,802
91,000	Colonial Properties Trust	3,317
47,900	Commerce Bancorp, Inc.	1,772
166,288	Converium Holding AG - ADR	1,518
59,048	Countrywide Financial Corporation	2,146
104,100	Eaton Vance Corp.	4,599
527,857	Fidelity National Financial, Inc.	12,510
225,000	First Horizon National Corporation	8,775
96,400	FirstMerit Corporation	2,018
95,000	Genworth Financial Inc. - Class A	3,268
80,400	Goldman Sachs Group, Inc.	17,427
54,800	Hartford Financial Services Group, Inc.	5,398
168,700	Healthcare Realty Trust, Inc.	4,687
453,000	Hospitality Properties Trust	18,795
367,900	HSBC Holdings PLC - ADR	33,762
43,000	ING Groep NV - ADR	1,891
1,145,477	JPMorgan Chase & Co.	55,498
69,100	Legg Mason, Inc.	6,798
145,211	Lexington Corporate Properties Trust	3,020
291,723	Lincoln National Corporation	20,698
816,800	Lloyds TSB Group PLC - ADR	36,527
192,100	Marsh & McLennan Companies, Inc.	5,932
76,750	Mercury General Corporation	4,230
141,550	Merrill Lynch & Co., Inc.	11,831
313,350	Morgan Stanley	26,284
199,800	Nationwide Financial Services, Inc. - Class A	12,631
425,450	Nationwide Health Properties, Inc.	11,572
831,200	New York Community Bancorp, Inc.	14,147
91,450	Newcastle Investment Corporation	2,293
121,450	Old Republic International Corporation	2,582
261,000	Senior Housing Properties Trust	5,311
118,600	TCF Financial Corporation	3,297
383,500	Travelers Companies, Inc.	20,517
986,983	U. S. Bancorp	32,521
163,950	Unitrin, Inc.	8,063
542,659	Wachovia Corporation	27,811
279,700	Waddell & Reed Financial, Inc. - Class A	7,275
278,700	Washington Mutual, Inc.	11,884

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	FINANCIALS (CONTINUED)
2,200,850	Wells Fargo & Company	$77,404
48,246	XL Capital Ltd. - Class A	4,067
		830,727
	HEALTH CARE – 11.3%
450,150	Abbott Laboratories	24,105
158,200	Aetna Inc.	7,815
222,227	Amgen Inc. *	12,287
148,500	Baxter International Inc.	8,366
42,200	Biogen Idec Inc. *	2,258
219,012	Boston Scientific Corporation *	3,360
1,929,623	Bristol-Myers Squibb Company	60,899
16,800	Cephalon, Inc. *	1,351
118,825	Coventry Health Care, Inc. *	6,850
374,600	Eli Lilly and Company	20,933
81,000	Genentech, Inc. *	6,128
176,950	GlaxoSmithKline PLC - ADR	9,267
1,087,122	Johnson & Johnson	66,988
119,200	Lincare Holdings Inc. *	4,750
120,613	Medco Health Solutions, Inc. *	9,407
260,100	Medtronic Inc.	13,489
55,300	Mentor Corporation	2,250
1,071,400	Merck & Co., Inc.	53,356
2,413,500	Pfizer Inc.	61,713
143,950	Schering-Plough Corporation	4,382
413,990	UnitedHealth Group Incorporated	21,171
76,500	Universal Health Services, Inc. - Class B	4,705
240,000	WellPoint, Inc. *	19,159
359,800	Wyeth	20,631
		445,620
	INDUSTRIALS – 11.0%
304,650	3M Co.	26,441
15,800	Alliant Techsystems Inc. *	1,567
143,200	AMR Corporation *	3,773
46,500	Avery Dennison Corporation	3,091
6,750	Avis Budget Group, Inc. *	192
244,752	Boeing Company	23,535
145,000	Briggs & Stratton Corporation	4,576
254,900	Caterpillar Inc.	19,959
12,600	Corporate Executive Board Company	818
201,310	CSX Corporation	9,075
31,200	Cummins, Inc.	3,158
66,900	Deere & Company	8,078
265,400	Deluxe Corporation	10,778

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	INDUSTRIALS (CONTINUED)
84,600	Dun & Bradstreet Corporation	$8,712
27,400	Eaton Corporation	2,548
905,200	Emerson Electric Co.	42,363
2,971,136	General Electric Company	113,735
35,550	Goodrich Corporation	2,117
326,400	Honeywell International Inc.	18,370
161,650	Hubbell Incorporated - Class B	8,765
47,700	Ingersoll-Rand Company Ltd. - Class A	2,615
182,100	JetBlue Airways Corporation *	2,140
74,000	Laidlaw International Inc.	2,557
33,000	Parker-Hannifin Corporation	3,231
87,350	Pentair, Inc.	3,369
112,250	R. R. Donnelley & Sons Company	4,884
91,900	Raytheon Company	4,953
55,500	Robert Half International Inc.	2,026
132,700	Southwest Airlines Co.	1,979
210,400	SPX Corporation	18,475
96,150	Standard Register Company	1,096
94,800	Timken Company	3,423
49,000	Tomkins PLC - ADR	1,018
402,403	Tyco International Ltd.	13,597
274,400	United Parcel Service, Inc. - Class B	20,031
311,000	United Technologies Corporation	22,059
269,500	Volvo AB - ADR	5,360
235,300	Waste Management, Inc.	9,188
		433,652
	INFORMATION TECHNOLOGY – 14.0%
262,600	Activision, Inc. *	4,903
162,371	Adobe Systems Incorporated *	6,519
59,850	ADTRAN, Inc.	1,554
82,275	Advanced Micro Devices, Inc. *	1,177
42,300	Akamai Technologies, Inc. *	2,057
112,589	Alcatel-Lucent - ADR	1,576
93,000	Altera Corporation	2,058
135,050	Analog Devices, Inc.	5,083
227,600	Apple Computer, Inc. *	27,776
415,700	Applied Materials, Inc.	8,260
57,300	Autodesk, Inc. *	2,698
189,750	Automatic Data Processing, Inc.	9,197
131,475	Broadcom Corporation - Class A *	3,846
47,437	Broadridge Financial Solutions Inc.	907
1,292,125	Cisco Systems, Inc. *	35,986
55,400	Cognizant Technology Solutions Corporation - Class A *	4,160

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	INFORMATION TECHNOLOGY (CONTINUED)
369,275	Corning Incorporated *	$9,435
403,200	Dell Inc. *	11,511
70,200	DST Systems, Inc. *	5,561
290,659	eBay Inc. *	9,353
97,550	Electronic Data Systems Corporation	2,705
113,796	Fidelity National Information Services, Inc.	6,177
39,319	First Data Corporation	1,285
75,200	Google Inc. - Class A *	39,358
614,505	Hewlett-Packard Company	27,419
2,128,368	Intel Corporation	50,570
461,850	International Business Machines Corporation	48,610
126,000	JDS Uniphase Corporation *	1,692
63,000	KLA-Tencor Corporation	3,462
72,100	Linear Technology Corporation	2,609
133,000	Maxim Integrated Products, Inc.	4,444
194,050	Microchip Technology Incorporated	7,188
2,669,000	Microsoft Corporation	78,655
496,771	Motorola, Inc.	8,793
86,750	National Semiconductor Corporation	2,452
64,130	NAVTEQ Corporation *	2,715
96,400	NVIDIA Corporation *	3,982
299,580	Openwave Systems Inc. *	1,875
1,229,867	Oracle Corporation *	24,241
137,000	Paychex, Inc.	5,359
54,560	Plantronics, Inc.	1,431
354,140	PMC-Sierra, Inc. *	2,738
439,200	QUALCOMM Incorporated	19,057
68,100	Red Hat, Inc. *	1,517
204,184	Symantec Corporation *	4,125
450,180	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	5,010
368,400	Texas Instruments Incorporated	13,863
478,098	United Online, Inc.	7,884
57,800	VeriSign, Inc. *	1,834
34,019	Western Union Company	709
149,700	Xilinx, Inc.	4,007
436,650	Yahoo! Inc. *	11,846
		551,229
	MATERIALS – 5.0%
116,670	Alcoa Inc.	4,729
156,422	Bowater Incorporated	3,903
5,100	Chesapeake Corporation *	64
276,136	Companhia Siderurgica Nacional SA - ADR	14,282
471,448	Dow Chemical Company	20,847

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

SHARES		VALUE (000’s)
	MATERIALS (CONTINUED)
530,900	E. I. du Pont de Nemours and Company	$26,991
141,600	Eastman Chemical Company	9,109
120,900	Gerdau SA - ADR	3,109
158,950	Lubrizol Corporation	10,260
198,450	Lyondell Chemical Company	7,366
121,125	MeadWestvaco Corporation	4,278
105,100	Nucor Corporation	6,164
397,650	Olin Corporation	8,351
516,250	Packaging Corporation of America	13,066
262,150	RPM International, Inc.	6,058
297,000	Sonoco Products Company	12,715
426,869	Southern Copper Corporation	40,237
251,900	Worthington Industries, Inc.	5,454
		196,983
	TELECOMMUNICATION SERVICES – 4.2%
2,099,221	AT&T Inc.	87,118
89,900	China Mobile HK Limited - ADR	4,846
1,217,990	Citizens Communications Company	18,599
69,300	France Telecom SA - ADR	1,904
308,124	Sprint Nextel Corporation	6,381
1,088,568	Verizon Communications Inc.	44,816
		163,664
	UTILITIES – 3.9%
280,700	Ameren Corporation	13,757
612,600	Atmos Energy Corporation	18,415
221,500	Consolidated Edison, Inc.	9,994
542,600	Duke Energy Corporation	9,930
39,300	Enel SPA - ADR	2,110
127,000	Energy East Corporation	3,313
312,550	Great Plains Energy Incorporated	9,102
250,882	Integrys Energy Group, Inc.	12,727
295,500	KeySpan Corporation	12,405
169,500	National Fuel Gas Company	7,341
338,300	NICOR Inc.	14,520
155,550	OGE Energy Corp.	5,701
149,900	ONEOK, Inc.	7,557
177,450	Pepco Holdings, Inc.	5,004
260,703	Progress Energy, Inc.	11,885
95,950	Public Service Enterprise Group Inc.	8,423
		152,184

	Total common stocks (cost $2,812,877)	3,820,908

See accompanying notes to financial statements.

GATEWAY FUND
PORTFOLIO OF INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

CONTRACTS		VALUE (000’s)
	PUT OPTIONS – 0.4%
3,608	On S&P 500 Index expiring July 21, 2007 at 1325	$162
3,608	On S&P 500 Index expiring July 21, 2007 at 1350	307
3,582	On S&P 500 Index expiring August 18, 2007 at 1350	1,719
3,529	On S&P 500 Index expiring August 18, 2007 at 1375	2,294
160	On S&P 500 Index expiring August 18, 2007 at 1400	141
3,672	On S&P 500 Index expiring September 22, 2007 at 1325	2,570
3,539	On S&P 500 Index expiring September 22, 2007 at 1350	3,150
3,405	On S&P 500 Index expiring September 22, 2007 at 1375	3,882

	Total put options (cost $19,343)	14,225

	REPURCHASE AGREEMENT – 4.6% **
	4.10% repurchase agreement with U. S. Bank, N. A.
	dated June 29, 2007, due July 2, 2007 (repurchase proceeds $179,213)	179,152

	Total common stocks, put options and repurchase agreement - 102.1%	4,014,285

	CALL OPTIONS WRITTEN – (2.3%) ***
(6,180)	On S&P 500 Index expiring July 21, 2007 at 1475	(26,172)
(4,782)	On S&P 500 Index expiring July 21, 2007 at 1500	(11,644)
(3,271)	On S&P 500 Index expiring July 21, 2007 at 1525	(3,565)
(3,099)	On S&P 500 Index expiring August 18, 2007 at 1475	(17,463)
(2,972)	On S&P 500 Index expiring August 18, 2007 at 1500	(11,606)
(1,801)	On S&P 500 Index expiring August 18, 2007 at 1525	(4,421)
(2,998)	On S&P 500 Index expiring September 22, 2007 at 1500	(15,665)

	Total call options written (premiums received $123,794)	(90,536)

	OTHER ASSETS AND LIABILITIES, NET – 0.2%	9,663

	NET ASSETS – 100.0%	$3,933,412

	* Non-income producing.
	** Repurchase agreement fully collateralized by U.S. Government Agency obligations.
	*** The $3,820,908,000 aggregate value of common stocks covers outstanding call options.

	ADR - American Depository Receipt.

	Common stocks are grouped by sector.

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENT OF ASSETS AND LIABILITIES – JUNE 30, 2007 (UNAUDITED)

(000’s)
ASSETS:
Common stocks, at value (cost $2,812,877)	$3,820,908
Put options, at value (cost $19,343)	14,225
Repurchase agreement	179,152
Receivable for Fund shares sold	6,047
Dividends and interest receivable	6,206
Other assets	120
Total assets	4,026,658

LIABILITIES:
Call options written, at value (premiums received $123,794)	90,536
Payable for Fund shares redeemed	1,491
Accrued distribution expenses	1,056
Accrued investment advisory and management fees	67
Other accrued expenses and liabilities	96
Total liabilities	93,246

NET ASSETS	$3,933,412

NET ASSETS CONSIST OF:
Paid-in capital	$3,303,856
Undistributed net investment income	2,167
Accumulated net realized loss on investment transactions	(408,782)
Net unrealized appreciation on investments	1,036,171
Net assets	$3,933,412

FUND SHARES OUTSTANDING
(unlimited number of shares authorized)	139,063

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$28.29

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENT OF OPERATIONS – FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

(000’s)
INVESTMENT INCOME:
Dividends	$52,815
Interest	3,335
Other income	135
Total investment income	56,285

EXPENSES:
Investment advisory and management fees	10,736
Distribution expenses	5,805
Trustees’ fees	99
Professional fees	59
Insurance expense	48
Registration fees	36
Custodian fees	26
Other expenses	49
Total expenses	16,858

NET INVESTMENT INCOME	39,427

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investment transactions:
Common stocks	14,607
Put options expired and closed	(28,843)
Call options expired and closed	(94,613)
Net realized loss on investment transactions	(108,849)

Change in unrealized appreciation/depreciation on investments:
Common stocks	227,277
Put options	(1,398)
Call options	42,894
Net change in unrealized appreciation/depreciation on investments	268,773

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	159,924

NET INCREASE IN NET ASSETS FROM OPERATIONS	$199,351

See accompanying notes to financial statements.

GATEWAY FUND
STATEMENTS OF CHANGES IN NET ASSETS

		(000’s)
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$39,427	$57,532
Net realized loss on investment transactions	(108,849)	(138,037)
Net change in unrealized appreciation/depreciation on investments	268,773	368,810
Net increase in net assets from operations	199,351	288,305

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(37,531)	(57,261)

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold	767,147	960,602
Net asset value of shares issued in reinvestment of
distributions to shareholders	33,016	50,163
Payments for shares redeemed	(358,511)	(619,512)
Net increase in net assets from Fund shares transactions	441,652	391,253

NET INCREASE IN NET ASSETS	603,472	622,297

NET ASSETS:
Beginning of period	3,329,940	2,707,643
End of period	$3,933,412	$3,329,940

UNDISTRIBUTED NET INVESTMENT INCOME	$2,167	271

FUND SHARE TRANSACTIONS:
Shares sold	27,642	36,754
Shares issued in reinvestment of distributions to shareholders	1,186	1,888
Shares redeemed	(12,916)	(23,788)
Net increase in Fund shares outstanding	15,912	14,854
Shares outstanding, beginning of period	123,151	108,297
Shares outstanding, end of period	139,063	123,151

See accompanying notes to financial statements.

GATEWAY FUND
FINANCIAL HIGHLIGHTS – PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended June 30, 2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002

BEGINNING NET ASSET VALUE	$27.04		$25.00	$24.31	$23.00	$20.76	$21.98

INVESTMENT OPERATIONS:
Net investment income	0.29		0.48	0.44	0.29	0.17	0.15
Net realized and unrealized gain (loss)	1.24		2.04	0.70	1.31	2.24	(1.22)
Total from investment operations	1.53		2.52	1.14	1.60	2.41	(1.07)

DISTRIBUTIONS:
Dividends from net investment income	(0.28)		(0.48)	(0.45)	(0.29)	(0.17)	(0.15)
Distributions from net realized gain	—		—	—	—	—	—
Total distributions	(0.28)		(0.48)	(0.45)	(0.29)	(0.17)	(0.15)

ENDING NET ASSET VALUE	$28.29		$27.04	$25.00	$24.31	$23.00	$20.76

TOTAL RETURN	5.68	%(1)	10.14%	4.66%	6.95%	11.61%	(4.86)%

ENDING NET ASSETS (000’S)	$3,933,412		$3,329,940	$2,707,643	$2,103,935	$1,405,561	$1,068,448

AVERAGE NET ASSETS RATIOS:
Total expenses	0.94	%(2)	0.95%	0.95%	0.97%	0.97%	0.97%
Net investment income	2.20	%(2)	1.92%	1.87%	1.42%	0.86%	0.66%

PORTFOLIO TURNOVER RATE	6	%(2)	9%	15%	71%	5%	13%

(1) Unannualized.
(2)Annualized.

See accompanying notes to financial statements.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2007 (UNAUDITED)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Gateway Trust (the “Trust”) is an Ohio business trust, registered under the Investment Company Act of 1940, which is authorized to establish and operate one or more separate series of mutual funds. The Trust currently operates one diversified mutual fund, the Gateway Fund (the “Fund”). The investment objective of the Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. The Fund attempts to achieve its investment objective primarily by owning a broadly diversified portfolio of common stocks and by selling index call options. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time.

The following is a summary of the Fund’s significant accounting policies:

Investments valuation– The Fund values its portfolio securities as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time. Securities, other than option contracts, traded on a national stock exchange are valued at the last reported sales price on the primary exchange on which the security is traded. Securities traded in the over-the-counter market, and which are quoted by NASDAQ, are valued at the NASDAQ Official Closing Price. Option contracts (both purchased and written) are valued at the average of the closing bid and asked quotations. Securities, other than option contracts, for which market quotations are not readily available or in which trading has been suspended during the day, and option contracts for which closing market quotations are not considered to reflect option contract values as of the close of the NYSE, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees.

Share valuation– The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment transactions and investment income– Investment transactions are recorded on the trade date. Realized gains and losses are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

Option transactions– The Fund purchases index put options and writes (sells) index call options. When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Distributions to shareholders– Distributions from net investment income are recorded on the ex-dividend date and are declared and paid to shareholders quarterly. Distributions from net realized capital gains, if any, are recorded on the ex-dividend date and are declared and paid to shareholders annually.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2007 (UNAUDITED)

Federal income taxes– The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes.

At June 30, 2007, based on a $2,720,833,000 federal tax cost of common stocks and options, gross unrealized appreciation totaled $1,059,580,000, gross unrealized depreciation totaled $35,816,000 and net unrealized appreciation totaled $1,023,764,000. The difference between the book cost and federal tax cost of common stocks and options resulted from the tax deferral of losses on wash sales.

At December 31, 2006, the components of distributable earnings on a tax basis were as follows (000’s):

Cost of common stocks and options	$2,413,472

Gross unrealized appreciation	$802,204
Gross unrealized depreciation	(34,478)
Net unrealized appreciation	767,726
Undistributed ordinary income	271
Capital loss carryforwards	(300,261)
Distributable earnings	$467,736

The difference between the book basis and tax basis of distributable earnings resulted from the tax deferral of losses on wash sales and the tax recognition of net unrealized appreciation on open option contracts at December 31, 2006. There was no difference between the book basis and tax basis of distributions paid for the year ended December 31, 2006. The Fund’s capital loss carryforwards expire December 31, 2011 and December 31, 2014 in the amounts of $122,095,000 and $178,166,000, respectively.

Repurchase agreements– The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the “Adviser”).

Estimates– The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	TRANSACTIONS WITH AFFILIATES

The Fund pays the Adviser an investment advisory and management fee under the terms of a Management Agreement at an annual rate of 0.925% of average daily net assets minus all distribution expenses. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows for the payment of distribution expenses by the Fund related to the sale and distribution of its shares. In any year, distribution expenses cannot exceed 0.50% of average daily net assets. The Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund’s expenses of reporting to shareholders under the Management Agreement.

If total annual operating expenses (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 1.50% of the Fund’s average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund’s expenses to this level.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2007 (UNAUDITED)

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2007, cost of purchases of investment securities (excluding any short-term investments and U. S. government securities) totaled $384,019,000 and proceeds from sales totaled $98,284,000.

The Fund may write (sell) call options on stock indexes in exchange for cash (that is, the premium received) to enhance earnings on the portfolio securities. However, using these call options limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. In general, the liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in portfolio value. For the six months ended June 30, 2007, transactions in written options were as follows:

	Contracts	Premiums (000’s)
Outstanding at December 31, 2006	23,038	$ 108,874
Options written	84,123	320,123
Options terminated in closing purchase transactions	(82,058)	(305,203)
Outstanding at June 30, 2007	25,103	$ 123,794

4.	BANK LINE OF CREDIT

The Fund has an uncommitted $100 million bank line of credit to be used as a temporary liquidity source for meeting redemption requests. Borrowings under this arrangement, expiring October 31, 2007, bear interest at the bank’s prime rate minus 0.50%. There are no fees associated with maintaining this facility. During the six months ended June 30, 2007, there were no borrowings on this line of credit.

5.	COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trustees and officers of the Trust for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on its evaluation, management believes that the Fund’s tax positions meet the more-likely-than-not threshold and that, accordingly, the adoption of FIN 48 has no material impact on the financial statements of the Fund.

GATEWAY FUND
NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2007 (UNAUDITED)

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. Management currently believes that the adoption of SFAS 157 will have no impact on the financial statements of the Fund; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

7.	PENDING FUND REORGANIZATION

On June 29, 2007, the Adviser announced that it has agreed to sell and transfer substantially all of its assets to Gateway Investment Advisers, LLC, a newly formed, wholly-owned subsidiary of Natixis Global Asset Management, L.P. (formerly known as IXIS Asset Management US Group, L.P.). The closing of the sale, which is anticipated to occur in the first quarter of 2008, is subject to certain regulatory approvals, client consents (including approval of Fund shareholders) and other conditions.

In connection with the planned sale of the Adviser, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization pursuant to which a newly organized fund (the “New Gateway Fund”), advised by Gateway Investment Advisers, LLC, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the New Gateway Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund. The New Gateway Fund will be managed by the same investment personnel and using the same investment program as the current Fund. This transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late November 2007.

GATEWAY FUND
FUND EXPENSES (UNAUDITED)

As a shareholder of the Gateway Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem the Fund through certain financial institutions; and (2) ongoing costs, including investment advisory and management fees, distribution expenses and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2007) and held for the six-month period ended June 30, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual Fund expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if you incurred transaction costs, your costs would have been higher. Please refer to the Fund’s prospectus for additional information on applicability of transaction costs for the Fund.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period 1/1/07 - 6/30/07*

Actual	$1,000.00	$1,056.78	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent fiscal half-year period).

WEB SITE

For general information regarding the Gateway Fund,
visit us at www.gatewayfund.com.

INVESTMENT ADVISER

Gateway Investment Advisers, L.P.
Rookwood Tower
3805 Edwards Road, Suite 600
Cincinnati, Ohio 45209

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Thompson Hine LLP
312 Walnut Street
Cincinnati, Ohio 45202

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted those proxies during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 800.354.6339, or on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The filings are available without charge, upon request, by calling the Fund at 800.354.6339. They are also available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

This report must be preceded by or accompanied by a prospectus.

Item 2.	Code of Ethics.

Applicable to Annual Reports only.

Item 3.	Audit Committee Financial Expert.

Applicable to Annual Reports only.

Item 4.	Principal Accountant Fees and Services.

Applicable to Annual Reports only.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 24, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings of Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Applicable to Annual Reports only.
(a)(2)	EX-99.CERT Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not Applicable.
(b)	EX-99.906.CERT Certification required by Rule 30a-2(b) of the Investment Company Act of 1940 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Gateway Trust

By	/s/ Walter G. Sall
Walter G. Sall, Chairman

Date	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Walter G. Sall
Walter G. Sall, Chairman

Date	August 24, 2007

By	/s/ Gary H. Goldschmidt
Gary H. Goldschmidt Vice President and Treasurer

Date	August 24, 2007